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                                                                    Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Johnny Thomas, President and Treasurer of Twin Lakes, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2003, (the "Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 13, 2003


                                             /s/ Johnny Thomas
                                             ----------------------------------
                                             Johnny Thomas
                                             Chief Executive Officer/
                                             Chief Financial Officer




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Twin Lakes, Inc. and will be retained by Twin Lakes, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.